Exhibit 10.1

INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT (the "Agreement"), dated as of ______________, 2014, is entered into by and between FNBH Bancorp, Inc., a Michigan corporation (the "Company"), and ______________________ (the "Director").

Background

A.         The Board of Directors of the Company (the "Board") recognizes that qualified individuals have become more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection against risks of claims and actions against them arising out of their service to and activities on behalf of the corporation. In addition, in light of increased regulation and the difficulties that continue to challenge the financial services industry, the risk of serving as a director of a bank holding company, such as the Company, has increased.

B.         The Board has discussed the fact that the shareholders of the Company have already approved certain limitations on the liability of directors to the Company and its shareholders and certain indemnification to be provided by the Company to its directors, as set forth in the Company's Articles of Incorporation. The Michigan Business Corporation Act provides that the indemnification provisions set forth in the Company's Articles of Incorporation are not exclusive. The statute permits the Company to enter into contractual arrangements with its directors with respect to indemnification.

C.         The Board has determined that the increased difficulty in attracting and retaining qualified individuals to serve on the Board is detrimental to the best interests of the Company and its shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future. The Board has determined that it is reasonable and prudent for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

D.         This Agreement is a supplement to and in furtherance of the Articles of Incorporation and Bylaws of the Company and shall not be deemed a substitute for any such provisions, nor to diminish or abrogate any rights of Director pursuant to any such provisions.

Agreement

THEREFORE, in order to induce Director to serve or continue to serve the Company as a director, and in consideration of the mutual covenants set forth in this Agreement, the parties agree as follows:

1.          Definitions. Certain terms used in this Agreement are defined as follows:

1

(a)          "Corporate Status" describes the status of a person serving (or having served) as a director, officer, employee, or agent of the Company or as a director, officer, partner, trustee, employee, or agent of any other corporation, partnership, joint venture, trust, or other enterprise at the request of the Company, including (without limitation) such person's service as a director of First National Bank in Howell, the wholly-owned subsidiary of the Company.

(b)          "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise that Director is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent.

(c)          "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding, or responding to, or objecting to, a request to provide discovery in any Proceeding; provided, however, that Expenses shall not include amounts paid in settlement by Director or the amount of judgments, fines, or penalties against Director.

(d)          "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company or Director in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification pursuant to this Agreement; provided, however, that Independent Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Director in an action to determine Director's rights under this Agreement. For the purposes of applying the preceding sentence, a law firm's or a lawyer's service as Independent Counsel pursuant to this Agreement or a similar indemnification agreement to which the Company is a party during the preceding five years shall not disqualify such firm or lawyer as an Independent Counsel.

(e)          "Proceeding" includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative, or investigative, and whether formal or informal, in which Director was, is, or will be involved as a party or otherwise, by reason of his or her Corporate Status or by reason of any action taken by him or her (or any inaction on his or her part) while acting in his or her Corporate Status; in each case whether or not he or she is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement, but excluding any such proceeding initiated by Director to enforce his or her rights under this Agreement.

2.           Agreement to Serve. Director agrees to serve as a director of the Company to the best of his or her ability so long as he or she is duly elected and qualified in accordance with the Articles of Incorporation and Bylaws of the Company or until his or her earlier resignation or removal. The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it pursuant to this Agreement in order to induce Director to serve or continue to serve as a director of the Company, and the Company acknowledges that Director is relying upon this Agreement in serving as a director of the Company.

2

3.           Indemnification of Director. The Company agrees to hold harmless and indemnify Director to the fullest extent permitted by law, as such may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality of the foregoing indemnification:

(a)          Proceedings Other Than Proceedings by or in the Right of the Company. Director shall be entitled to the rights of indemnification provided in this Section 3(a) if, by reason of his or her Corporate Status, Director is, or is threatened to be made, a party to or participant in any Proceeding other than a Proceeding by or in the right of the Company. Pursuant to this Section 3(a), Director shall be indemnified against all Expenses, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her, or on his or her behalf, in connection with such Proceeding or any claim, issue, or matter in such Proceeding.

(b)          Proceedings by or in the Right of the Company. Director shall be entitled to the rights of indemnification provided in this Section 3(b) if, by reason of his or her Corporate Status, Director is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company. Pursuant to this Section 3(b), Director shall be indemnified against (i) all Expenses, judgments, penalties, and fines actually and reasonably incurred by him or her, or on his or her behalf, in connection with such Proceeding or any claim, issue, or matter in such Proceeding; and (ii) all amounts paid in settlement actually and reasonably incurred by him or her, or on his or her behalf, in connection with such Proceeding or any claim, issue, or matter in such Proceeding if Director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company or its shareholders. Notwithstanding the foregoing, if applicable law so provides, no indemnification pursuant to the preceding sentence (including, without limitation, against Expenses) shall be made in respect of any claim, issue, or matter in such Proceeding as to which Director shall have been adjudged to be liable to the Company unless and to the extent that a court of competent jurisdiction shall determine that such indemnification may be made.

(c)          Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Director is, by reason of his or her Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding. If Director is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues, or matters in such Proceeding, the Company shall indemnify Director against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue, or matter. For purposes of this Section 3(c) and without limitation, the termination of any claim, issue, or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue, or matter.

3

4.           Contribution.

(a)          Joint Liability. Whether or not the indemnification provided in Section 3 above is available, in respect of any Proceeding in which the Company is jointly liable with Director (or would be if joined in such Proceeding), the Company shall pay, in the first instance, the entire amount of any judgment or settlement of such Proceeding without requiring Director to contribute to such payment, and the Company waives and relinquishes any right of contribution it may have against Director. The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Director (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Director.

(b)          Contribution to Amounts Paid by Director. Without diminishing or impairing the obligations of the Company set forth in Section 4(a) above, if, for any reason, Director shall elect or be required to pay all or any portion of any judgment or settlement in any Proceeding in which the Company is jointly liable with Director (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in proportion to the relative benefits received by the Company and all officers, directors, or employees of the Company, other than Director, who are jointly liable with Director (or would be if joined in such Proceeding), on the one hand, and Director, on the other hand, from the transaction or events from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors, or employees of the Company other than Director who are jointly liable with Director (or would be if joined in such Proceeding), on the one hand, and Director, on the other hand, in connection with the transaction or events that resulted in such Expenses, judgments, fines, or settlement amounts, as well as any other equitable considerations that applicable law may require to be considered. The relative fault of the Company and all officers, directors, or employees of the Company, other than Director, who are jointly liable with Director (or would be if joined in such Proceeding), on the one hand, and Director, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.

(c)          Additional Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Director for any reason, the Company, in lieu of indemnifying Director, shall contribute to the amount incurred by Director, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement, and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Director as a result of the transaction or events giving cause to such Proceeding and/or (ii) the relative fault of the Company (and its directors, officers, employees, and agents) and Director in connection with such transaction or events.

4

5.           Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Director is, by reason of his or her Corporate Status, a witness, or is made (or asked) to respond to discovery requests, in any Proceeding to which Director is not a party, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her on his or her behalf in connection with acting as such witness or responding to such discovery requests.

6.           Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Company shall, from time to time, advance all Expenses incurred by or on behalf of Director in connection with any Proceeding in which Director is involved by reason of his or her Corporate Status within 30 days after the receipt by the Company of a statement from Director requesting such advance, whether prior to or after final disposition of such Proceeding. Such statement shall reasonably evidence the Expenses incurred by Director and shall include or be preceded or accompanied by a written undertaking by or on behalf of Director to repay any Expenses advanced if it shall ultimately be determined that Director is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 6 shall be unsecured and interest-free.

7.           Procedures for Determination of Entitlement to Indemnification. It is the intent of this Agreement to secure for Director rights of indemnity that are as favorable as may be permitted under the Michigan Business Corporation Act (and any successor statute) and public policy of the State of Michigan. Accordingly, the parties agree that the following procedures and presumptions shall apply, to the maximum extent permissible by law, in the event of any question as to whether Director is entitled to indemnification under this Agreement:

(a)          Request for Indemnification. To obtain indemnification under this Agreement, Director shall submit to the Company a written request, together with such documentation and information as is reasonably available to Director and is reasonably necessary to determine whether and to what extent Director is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Director has requested indemnification. Notwithstanding the foregoing, any failure of Director to provide such a request to the Company, or to provide such a request in a timely fashion, shall not relieve the Company of any liability that it may have to Director unless, and to the extent that, such failure actually and materially prejudices the interests of the Company.

(b)          Person to Determine Entitlement to Indemnification. Upon written request by Director for indemnification pursuant to Section 7(a) above, a determination with respect to Director's entitlement to such indemnification shall be made in the specific case by one of the following four methods, which shall be at the election of the Board: (i) by a majority vote of the disinterested directors, even though less than a quorum, (ii) by a committee of disinterested directors designated by a majority vote of the disinterested directors, even though less than a quorum, (iii) if there are no disinterested directors or if the disinterested directors so direct, by Independent Counsel, selected by the Board, in a written opinion to the Board, a copy of which shall be delivered to the Director, or (iv) if so directed by the Board, by the shareholders of the Company. For purposes of this Agreement, disinterested directors are those members of the Board who are not parties to the Proceeding in respect of which indemnification is sought by Director.

5

(c)          Timing for Determination. If the person, persons, or entity empowered or selected under Section 7(b) to determine whether Director is entitled to indemnification shall not have made a determination within 60 days after receipt by the Company of the request for indemnification, the requisite determination of entitlement to indemnification shall be deemed to have been made and Director shall be entitled to such indemnification absent (i) a misstatement by Director of a material fact, or an omission of a material fact necessary to make Director’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons, or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating to such entitlement; and provided further, that the foregoing provisions of this Section 7(c) shall not apply if the determination of entitlement to indemnification is to be made by the shareholders pursuant to Section 7(b) above and if (A) within 15 days after receipt by the Company of the request for such determination, the Board or the disinterested directors, if appropriate, resolve to submit such determination to the shareholders for their consideration at an annual meeting of shareholders to be held within 75 days after such receipt and such determination is made at such annual meeting, or (B) a special meeting of shareholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called, and such determination is made at such special meeting.

(d)          Cooperation by Director. Director shall cooperate with the person, persons, or entity making such determination with respect to Director's entitlement to indemnification, including providing to such person, persons, or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Director. Any Independent Counsel, member of the Board, or shareholder of the Company shall act reasonably and in good faith in making a determination regarding Director's entitlement to indemnification under this Agreement. Any costs or expenses (including attorneys' fees and disbursements) incurred by Director in so cooperating with the person, persons, or entity making such determination shall be borne by the Company (irrespective of the determination as to Director's entitlement to indemnification) and the Company agrees to indemnify and hold Director harmless from such costs and expenses.

(e)          Certain Resolutions of Proceedings. The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption, and uncertainty. If any Proceeding to which Director is a party is resolved in any manner other than by adverse judgment against Director (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration), it shall be presumed that Director has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. The termination of any Proceeding or of any claim, issue, or matter of any Proceeding, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Director to indemnification or create a presumption that Director did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or its shareholders.

6

8.           Non-Exclusivity; Insurance; Subrogation; No Duplication.

(a)          Non-Exclusivity. The rights of indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Director may at any time be entitled under applicable law, the Articles of Incorporation, the Bylaws, any agreement, a vote of shareholders, a resolution of directors of the Company, or otherwise. No amendment, alteration, or repeal of this Agreement or of any provision of this Agreement shall limit or restrict any right of Director under this Agreement in respect of any action taken or omitted by such Director in his or her Corporate Status prior to such amendment, alteration, or repeal. To the extent a change in the Michigan Business Corporation Act (or any successor statute), whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Articles of Incorporation, Bylaws, and this Agreement, it is the intent of the parties that Director shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy conferred by this Agreement is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given pursuant to this Agreement or now or hereafter existing at law or in equity or otherwise. The assertion of any right or remedy pursuant to this Agreement, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b)          Insurance. To the extent the Company maintains an insurance policy or policies providing liability insurance for directors, officers, partners, trustees, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, or other enterprise that such person serves at the request of the Company, Director shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, partner, trustee, employee, or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms of this Agreement, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Director, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c)          Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all documents required and take all actions necessary for Company to secure and enforce such rights.

(d)          No Duplication. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable pursuant to this Agreement if and to the extent that Director has otherwise actually received such payment under any insurance policy, contract, agreement, or otherwise. The Company's obligation to indemnify or advance Expenses pursuant to this Agreement to Director who is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of any other corporation, partnership, joint venture, trust, or other enterprise shall be reduced by any amount Director has actually received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, or other enterprise.

7

9.           Exceptions to Right of Indemnification. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Director: (i) for which payment has actually been made to or on behalf of Director under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision; or (ii)

for an accounting of profits made from the purchase and sale (or sale and purchase) by Director of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law; or (iii) in connection with any Proceeding (or any part of any Proceeding) initiated by Director, including any Proceeding (or any part of any Proceeding) initiated by Director against the Company or its directors, officers, or employees, unless the Board authorized the Proceeding (or any part of any Proceeding) prior to its initiation or the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law; or (iv) to the extent such indemnity is deemed to violate any applicable law, rule, or regulation.

10.          Duration of Agreement; Binding Effect. All agreements and obligations of the Company contained in this Agreement shall continue during the period Director is a director of the Company (or is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise) and for a period of two years thereafter and shall continue thereafter so long as Director shall be subject to any Proceeding by reason of his or her Corporate Status, whether or not he or she is acting or serving in any such capacity at the time any liability or Expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors, and personal and legal representatives.

11.          Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings, oral, written, and implied, between the parties with respect to such subject matter.

12.          Severability. Notwithstanding any provision of this Agreement to the contrary, the invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement is intended to confer upon Director indemnification rights to the fullest extent permitted by applicable laws, including federal and state laws. In the event any provision of this Agreement conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

8

13.          Modification and Waiver. No supplement, modification, termination, or amendment of this Agreement shall be binding unless executed in writing by both of the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar) nor shall such waiver constitute a continuing waiver.

14.          Notice By Director. Director agrees to promptly notify the Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding or matter that may be subject to indemnification covered by this Agreement. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to Director under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.

15.          Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to Director shall be sent to the primary address for the Director on file with the Company or to such other address as may have been furnished to the Company by Director. All communications to the Company shall be sent to the attention of its President at its principal executive office or to such other address as may have been furnished to Director by the Company.

16.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same the same instrument.

17.          Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction of this Agreement.

18.          Governing Law and Consent to Jurisdiction. This Agreement and the legal relations between the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Michigan, without regard to its conflict of laws rules. The Company and Director irrevocably and unconditionally that any dispute arising under this Agreement shall be subject to the exclusive jurisdiction and venue of courts located in either Livingston or Kent County, Michigan. To the maximum extent permitted by applicable law, each party to this Agreement expressly and irrevocably consents to the personal jurisdiction and venue of such courts and waives any objections it may have based on improper venue or forum non conveniens to the conduct of any such proceeding in any such court.

[Signatures appear on following page.]

9

INTENDING TO BE LEGALLY BOUND, the parties have executed this Indemnification Agreement as of the date first above written.

COMPANY:	DIRECTOR:
FNBH Bancorp, Inc.

By: Ronald L. Long	Print name:
Its: President & CEO

10